UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2005
SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
1735 Market Street, Philadelphia, PA 19103-7583

(Address of principal executive offices) (Zip Code)
(215) 977-3000

(Registrant’s telephone number, including area code)
NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On August 1, 2005, Sunoco Pipeline L.P., a subsidiary of Sunoco Logistics Partners L.P. (the “Partnership”), purchased a crude oil pipeline system, associated storage facilities and other related assets located in Texas for an aggregate purchase price of $100 million from Mobil Pipe Line Company. This purchase was financed with $25 million cash, and a $75 million borrowing under the November 22, 2004 Credit Agreement by and among the Partnership, its Sunoco Logistics Partners Operations L.P. subsidiary, Citibank, N.A. and certain other lenders (the “Credit Facility”). The terms and conditions of the acquisition were described in a current report on Form 8-K, filed May 9, 2005. The terms of payment and other material terms and provisions of the Credit Facility are described in the Partnership’s annual report on Form 10-K, filed March 4, 2005 (“Form 10-K”). The Credit Facility (including the form of note for borrowings thereunder) was filed as an exhibit to the Partnership’s Form 10-K.
Item 8.01. Other Events.
     On August 1, 2005, the Partnership announced that the Partnership had completed its acquisition of the pipeline system and storage facilities described in Item 2.03 above, and that, as a result, the general partner’s board of directors declared a quarterly cash distribution of $0.65 per unit, or $2.60 per unit on an annualized basis, for the quarter ending September 30, 2005, payable on November 14, 2005, to unitholders of record on November 7, 2005.
     A copy of the press release announcing the completion of this acquisition and the related declaration of the quarterly cash distribution is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
          99.1 Press release dated August 1, 2005.
Forward-Looking Statements
     Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC, its General Partner
By:	/s/ COLIN A. OERTON
Colin A. Oerton
Vice President and Chief financial Officer

August 1, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated August 1, 2005

4